UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                               SEPTEMBER 30, 1999

                                 Date of Report
                        (Date of earliest event reported)


                                  NOVELL, INC.
             (Exact name of registrant as specified in its charter)


     DELAWARE                       0-13351                      87-0393339
  (State or other                 (Commission                  (IRS Employer
    jurisdiction                  File Number)               Identification No.)
 of incorporation)


                               122 EAST 1700 SOUTH
                                PROVO, UTAH 84606
                    (Address of Principal Executive Offices)

                                  801-861-7000
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.   OTHER EVENTS

         On September 30, 1999, the Registrant and Whittman-Hart, Inc. ("WHITTMAN-HART"), a leading provider of integrated business and technology solutions for growing and middle-market companies, issued a joint press release attached as Exhibit 99.1 to announce that (a) the Registrant has agreed to invest $100 million in Whittman-Hart, and (b) the Registrant and Whittman-Hart have formed an alliance to jointly develop Novell(R) Directory Services(R) (NDS(R)) solutions for mid-sized businesses. The information contained in the press release is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1         Press Release dated September 30, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of October 13, 1999                  NOVELL, INC.

                                    By:      /S/     DAVID R. BRADFORD
                                             David R. Bradford
                                             Sr. Vice President, General Counsel
                                             and Corporate Secretary


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                                INDEX TO EXHIBITS

   EXHIBIT
   NUMBER                       DESCRIPTION

    99.1          Press Release dated September 30, 1999.